Consent of Ernst & Young LLP, Independent Auditors

We consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the use of our report, dated January 27, 2003, in Post-Effective Amendment Number 4 to the Registration Statement (Form N-1A No. 333-33160) of Pioneer Market Neutral Fund.




                                                  /s/ Ernst & Young LLP
                                                  ERNST & YOUNG LLP


Boston, Massachusetts
January 28, 2003